Exhibit 99.1

Restatement of Previously Issued Financial Statements

Subsequent to the issuance of the unaudited interim condensed consolidated financial statements as of and for the three-month periods ended March 31, 2009 and 2008, the Company determined that those condensed consolidated financial statements contained (1) a computational error related to the services revenue accrual for the three months ended March 31, 2009 and (2) a classification error related to our floor plan financing.  The computational error resulted in the overstatement of services revenue by $208, overstatement of selling, general and administrative expenses by $21 for the impact on sales commission expense, and an overstatement of income tax expense by $1 for the impact on the Texas Margin Tax accrual.  Overall the computational error understated net loss from continuing operations and net loss as originally reported by $186 or $0.02 per share.  The classification error related to amounts payable under our floor plan financing arrangements with a third party financing company that is not a supplier.  The floor plan financing balances were previously classified as trade accounts payable, and the related cash flows were reported as operating cash flows.  The presentation of these non-interest bearing balances has been corrected and separately classified as “Floor Plan Financing,” on the Balance Sheet and the related cash flows have been reclassified as financing cash flows.  The classification error had no effect on the previously reported Statements of Operations.

The following is a summary of the impact of the restatement as of and for the three-month period ended March 31, 2009 on unaudited condensed consolidated financial statements (amounts are presented in thousands except share and per share amounts).

Condensed Consolidated Statement of Operations for the three months ended March 31, 2009:

	As Previously Reported	Adjustment	As Restated
Revenue:
Products	$44,566		$44,566
Services	12,975	$(208)	12,767
Total revenue	57,541		57,333
Cost of products and services:
Products	36,122		36,122
Services	8,934		8,934
Total cost of products and services	45,056		45,056
Gross profit	12,485		12,277
Selling, general and administrative expenses	12,736	(21)	12,715
Operating(loss	(251)		(438)
Interest and other income ,net	12		12
Loss from continuing operations before income taxes	(239)		(426)
Income tax expense	51	(1)	50
Net lossfrom continuing operations	(290)		(476)
Loss from discontinued operations, net of income taxes	(39)		(39)
Net loss	$(329)	$(186)	$(515)

Net loss per share:
Basic:
Loss from continuing operations	$(0.03)	$(0.02)	$(0.05)
Loss from discontinued operations, net of income taxes	(0.01)		(0.01)
Net lossper share	$(0.04)	$(0.02)	$(0.06)
Diluted:
Lossfrom continuing operations	$(0.03)	$(0.02)	$(0.05)
Loss from discontinued operations, net of income taxes	(0.01)		(0.01)
Net lossper share	$(0.04)	$(0.02)	$(0.06)
Shares used in computing net loss per share:
Basic	8,706,210		8,706,210
Diluted	8,706,210		8,706,210

Condensed Consolidated Balance Sheet at March 31, 2009:

	As Previously Reported	Adjustment	As Restated
Current Assets:
Cash and cash equivalents	$8,681		$8,681
Accounts receivable	46,710	$(208)	46,502
Inventory, net	2,745		2,745
Other current assets	1,562		1,562
Total current assets	59,698		59,490
Property and equipment	4,998		4,998
Goodwill	12,751		12,751
Intangible and other assets, net of accumulated amortization	1,667		1,667
Total assets	$79,114	$(208)	$78,906

Current Liabilities:
Notes payable	$84		$84
Current portion of capital lease obligations	191		191
Accounts payable	36,620	$(31,512)	5,108
Floor plan financing	—	31,512	31,512
Accrued expenses	6,885	(21)	6,864
Other current liabilities	783	(1)	782
Total current liabilities	44,563		44,541
Long-term Liabilities:
Long-term portion of capital lease obligations	308		308
Other long-term liabilities	317		317
Total long-term liabilities	625		625
Stockholders’ Equity:
Common stock	88		88
Additional paid-in capital	51,350		51,350
Accumulated deficit	(17,512)	(186)	(17,698)
Total stockholders’ equity	33,926		33,740
Total liabilities and stockholders’ equity	$79,114	$(208)	$78,906

Condensed Consolidated Statement of Cash Flows for the three months ended March 31, 2009:

	As Previously Reported	Adjustment	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(329)	$(186)	$(515)
Adjustments to reconcile net loss to net cash used in operating activities:
Net loss from discontinued operations	39		39
Depreciation and amortization	727		727
Share-based compensation expense for employee stock options, stock grants, and employee stock purchase plan	580		580
Loss on retirement of assets	22		22
Bad debt expense	(5)		(5)
Changes in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable	6,161	208	6,369
Inventory	(339)		(339)
Accounts payable	(8,552)	8,490	(62)
Other assets and liabilities	(487)	(22)	(509)
Net cash used in operating activities	(2,183)		6,307
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of Select, Inc. purchase price adjustments	—		—
Capital expenditures	(125)		(125)
Net cash used in investing activities	(125)		(125)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payments under floor plan financing, net	—	(8,490)	(8,490)
Proceeds from issuance of common stock under employee stock purchase plan	167		167
Purchase of common stock	(66)		(66)
Purchase of treasury stock resulting from grantee election	(22)		(22)
Payments on notes payable and capital lease obligations	(27)		(27)
Net cash provided by (used in) financing activities	52		(8,438)
NETDECREASE IN CASH AND CASH EQUIVALENTS	(2,256)		(2,256)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	10,937		10,937
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$8,681	$—	$8,681

Condensed Consolidated Statement of Cash Flows for the three months ended March 31, 2008:

	As Previously Reported	Adjustment	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,011		$1,011
Adjustments to reconcile net income to net cash used in operating activities:
Net loss from discontinued operations	(4)		(4)
Depreciation and amortization	520		520
Share-based compensation expense for employee stock options, stock grants, and employee stock purchase plan	312		312
Loss on retirement of assets	15		15
Bad debt expense	(45)		(45)
Changes in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable	(119)		(119)
Inventory	(167)		(167)
Accounts payable	(1,746)	$1,826	80
Other assets and liabilities	144		144
Net cash used in operating activities	(79)		1,747
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of Select, Inc. purchase price adjustments	(54)		(54)
Capital expenditures	(563)		(563)
Net cash used in investing activities	(617)		(617)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payments under floor plan financing, net	—	(1,826)	(1,826)
Proceeds from issuance of common stock under employee stock purchase plan	—		—
Proceeds from other short-term borrowings	251		251
Exercise of stock options	403		403
Excess tax benefits from stock option exercises	601		601
Purchase of common stock	(1,536)		(1,536)
Purchase of treasury stock resulting from grantee election	(3)		(3)
Payments on notes payable and capital lease obligations	(124)		(124)
Net cash used in financing activities	(408)		(2,234)
NET DECREASE IN CASH AND CASH EQUIVALENTS	(1,104)		(1,104)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	9,340		9,340
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$8,236	$—	$8,236

The Company determined that the consolidated financial statements as of and for the three years ended December 31, 2008, 2007, and 2006 contained a classification error related to our floor plan financing arrangement.  The classification error related to amounts payable under our floor plan financing arrangements with a third party financing company that is not a supplier.  The floor plan financing balances were previously classified as trade accounts payable, and the related cash flows were reported as operating cash flows.  The presentation of these non-interest bearing balances has been corrected and separately classified as “Floor Plan Financing,” on the Balance Sheet and the related cash flows have been reclassified as financing cash flows.  The classification error had no effect on the previously reported Statements of Operations.

The following is a summary of the impact of the restatement on consolidated financial statements as of and for the three years ended December 31, 2008, 2007, and 2006 (amounts are presented in thousands except share and per share amounts).

Consolidated Balance Sheet at December 31, 2008:

	As Previously Reported	Adjustment	As Restated

Accounts payable	$45,172	$(40,002)	$5,170
Floor plan financing	—	40,002	40,002

Consolidated Balance Sheet at December 31, 2007:

	As Previously Reported	Adjustment	As Restated

Accounts payable	$37,233	$(32,519)	$4,714
Floor plan financing	—	32,519	32,519

Consolidated Statement of Cash Flows for the year ended December 31, 2008:

	As Previously Reported	Adjustment	As Restated

Accounts payable	$7,939	$(7,483)	$456
Net cash provided by (used in) continuing operations	6,303	(7,483)	(1,180)
Net cash provided by (used in) operating activities	6,321	(7,483)	(1,162)
Borrowings under floor plan financing, net	—	7,483	7,483
Net cash provided by financing activities of continuing operations	1,597	7,483	9,080
Net cash provided by financing activities	1,597	7,483	9,080

Consolidated Statement of Cash Flows for the year ended December 31, 2007:

	As Previously Reported	Adjustment	As Restated

Accounts payable	$1,653	$(6,528)	$(4,875)
Net cash provided by (used in) continuing operations	9,997	(6,528)	3,469
Net cash provided by (used in) operating activities	10,025	(6,528)	3,497
Borrowings under floor plan financing, net	—	6,528	6,528
Net cash provided by financing activities of continuing operations	3,104	6,528	9,632
Net cash provided by financing activities	3,104	6,528	9,632

Consolidated Statement of Cash Flows for the year ended December 31, 2006:

	As Previously Reported	Adjustment	As Restated

Accounts payable	$14,981	$(15,978)	$(997)
Net cash used in continuing operations	(26)	(15,978)	(16,004)
Net cash used in operating activities	(710)	(15,978)	(16,688)
Borrowings under floor plan financing, net	—	15,978	15,978
Net cash provided by financing activities of continuing operations	2,515	15,978	18,493
Net cash provided by financing activities	2,514	15,978	18,492